EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

VIA FACSIMILE - (415) 472-3791
Arthur Prieston, Esq.
65 Mitchell Blvd., 1st Floor
San Rafael, California 94903-7500

                      Re:       S-8 Issuance

Dear Mr. Prieston:

Westmark Group Holdings, Inc. acknowledges that Arthur Prieston has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Arthur Prieston 20,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh